EXHIBIT 10(a)(iv)
                                                               -----------------

THIS AMENDING AGREEMENT is made the 19th day of December 2003

BETWEEN

(1) HARSCO FINANCE B.V. (a. company incorporated in The Netherlands) and HARSCO INVESTMENT LIMITED (registered number 03985379) (each a "BORROWER" and together the "BORROWERS");

(2) HARSCO CORPORATION (a corporation incorporated in the State of Delaware) (the "GUARANTOR"); and

(3) THE ROYAL BANK OF SCOTLAND PLC acting as agent for NATIONAL WESTMINISTER BANK PLC (the "LENDER")


WHEREAS

(A) The Lender, the Borrowers and the Guarantor entered into a US$50,000,000 credit facility dated 15 December 2000, as amended by a side letter dated 19 December 2001 and 6 March 2003, (the "FACILITY AGREEMENT"); and

(B) The Lender, the Borrowers and the Guarantor have agreed to make certain amendments to the Facility Agreement.

NOW IT IS AGREED as follows:

1    AMENDMENTS

With effect from the Effective Date the following amendments shall be made to the Facility Agreement:

1.1 In the definition of "FINAL MATURITY DATE" in Clause 1.1 of the Facility Agreement sub clause (a) shall be deleted in its entirety and replaced with:

(a) in relation to a Revolving Loan not converted into a Term Loan pursuant to Clause 7.2 (Term-Out), 12 December 2004 or, if extended in accordance with Clause 7.3 (Extension), the date provided for in Clause 7.3 (Extension); or

1.2  Clause 7.2(b)(i) shall be deleted in its entirety and replaced with:

(i) the date to which the Final Maturity Date for each Term Loan converted from a Revolving Loan is to be extended, which date shall be no later than 12 December 2005;

1.3  Clause 7.2(b)(iv) shall be deleted in its entirety and replaced with:

(iv) the Final Maturity Date for any further Term Loan requested, which date shall be no later than 12 December 2005.

1.4  Clause 19.11 shall be deleted in its entirety and replaced with:

The report on Form 10-K for the period ending December 31, 2002, and the Report on Form 10-Q for the period ending September 30, 2003, filed by the Guarantor with the U. S. Securities and Exchange Commission are the most current 10-K and 10-Q financial statements, and fairly represent in all material respects the Guarantor's financial position at those dates.

2    EFFECTIVE DATE

The Effective Date shall be the date the Lender confirms it has received, in form and substance satisfactory to it:

2.1 a copy, certified a true and up to date copy by the Secretary of Harsco Investment Limited of a resolution of its board of directors approving the execution and delivery of this Amending Agreement and the performance of the obligations hereunder and authorising a person or persons (specified by name) on

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     behalf of it to sign and deliver this Amending Agreement and any other documents to be delivered by it pursuant hereto and to give all notices which may be required to be given on its behalf hereunder;

2.2 a copy of this Amending Agreement signed by the Borrowers and the Guarantor.

3.   FEES

The Guarantor must pay to the Lender a fee of US$35,000.

4.   REPRESENTATIONS AND WARRANTIES

The Repeating Representations and Warranties set our in Clause 19.20 of the Facility Agreement shall be deemed repeated by the Borrowers and the Guarantor on the date of this Amending Agreement with reference to the facts and circumstances then existing.

5.   MISCELLANEOUS

5.1 All capitalised terms not otherwise defined herein shall have the meaning ascribed to them in the Facility Agreement.

5.2  All other terms and conditions of the Facility Agreement remain the same.

5.3 This Amending Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the jurisdiction of the English courts.

SIGNED FOR AND ON BEHALF OF:-

THE LENDER

By:  /s/ Timothy Moores

Address: 135 Bishopsgate London

Attention:


HARSCO FINANCE B.V.

By:  /s/ Salvatore D. Fazzolari

Address:  Wenckebachstraat 1, 1951 JZ Velsen-Noord
          Postbus 83, 1970 AB Ijmudien, Netherlands

Attention:  Financial Manager


HARSCO INVESTMENT LIMITED

By:  /s/ Salvatore D. Fazzolari

Address:  Harsco House, Regent Park, 299 Kingston Road
          Leatherhead, Surrey KT22 7SG

Attention:  M. R. G. Hoad


HARSCO CORPORATION

By:  /s/ Salvatore D. Fazzolari

Address:  350 Poplar Church Road, P.O. Box 8888
          Camp Hill, Pennsylvania 17011, USA

Attention:  R. G. Yocum